                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  Form 8-K


                               CURRENT REPORT

                          Pursuant to Section 13 of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 16, 1996

                            Owens-Illinois, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                     1-9576                 22-2781933
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


                         Owens-Illinois Group, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

       Delaware                    33-13061                34-1559348
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


      One SeaGate, Toledo, Ohio                              43666
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip code)

      Registrants' telephone number,
        including area code:                             419-247-5000






                            Exhibit Index -- Page 4


                               Page 1 of 6 pages
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Item 2.     Acquisition of Assets.

            On December 16, 1996, Owens-Illinois, Inc. issued a press release announcing the completion of a definitive agreement to purchase a controlling interest of approximately 76% in AVIR S.p.A., the largest manufacturer of glass containers in Italy. Owens-Illinois will also initiate a tender offer for the 21% of the shares that are publicly held. Total consideration for 100% of the AVIR shares is expected to be approximately $580 million and will be financed initially by bank borrowings. The acquisition is expected to be completed in the first quarter of 1997. The press release is set forth as Exhibit 99 hereto.


Item 7.    Financial Statements and Exhibits.

      (a) It is impracticable at this time to provide the financial statements of AVIR S.p.A. as required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, audited annual financial statements and, if applicable, unaudited interim financial statements will be filed by amendment to this Form 8-K as soon as practicable but no later than March 3, 1997.

      (b) It is impracticable at this time to provide the pro forma financial information required by this Item (7)(b)(1). In accordance with
           Item 7(b)(2) of Form 8-K, pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable but no later than March 3, 1997.

      (c)  Exhibits

           Exhibit 99 - Owens-Illinois press release dated December 16, 1996.






















                              Page 2 of 6 pages
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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                   OWENS-ILLINOIS, INC.
                                   OWENS-ILLINOIS GROUP, INC.


                                   By   /s/  Lee A. Wesselmann
                                        --------------------------
                                       Senior Vice President and
                                        Chief Financial Officer
                                     (Principal Financial Officer)



Dated:   December 31, 1996































                              Page 3 of 6 pages
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                                EXHIBIT INDEX


Exhibit
Number                             Exhibit                           Page

99          Owens-Illinois press release dated                       5
            December 16, 1996













































                              Page 4 of 6 pages